SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2022
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS

NOTE 32 – SUBSEQUENT EVENTS:

a.

On January 4, 2023, the Company granted 1,027,000 Restricted Share Units (“RSUs”) to directors, officers and advisers, of which 250,000 RSU’s are to executives and directors, pursuant to the Company’s RSU Plan and in acknowledgment of the Company’s management recent success and increased future workload. The RSUs vest at each recipient’s discretion and taking into account personal tax implications and convert into 1,027,000 shares. The Company also granted 816,500 stock options to s directors, officers and advisers at an exercise price of CAD$1.65. 800,000 Options vest immediately, and the remainder in eight equal installments every 3 months with the first installment on April 4, 2023. The options are exercisable for a period of 10 years from the date of issue.

b.	On March 13, 2023, the Company announced that it has closed, in escrow, the issuance of 1,783,561 units (“Units”) at a price per Unit of US$1.46 (CAD$1.95), for gross proceeds of US$2,604,000. Each Unit consists of one common share and one half of one common share purchase warrant (each whole such warrant a “Warrant”). An aggregate of 891,778 Warrants will be issued upon final closing which when exercised in accordance with the terms of the warrant certificates, and upon payment of an exercise price of CAD$2.35 (US$1.75), will result in the issuance of an additional 891,778 common shares (March 2023 Private Placement Warrants”). A finder’s fee of $208 (CAD$290,000) is to be paid in respect of the closing, and 142,685 March 2023 Private Placement Warrants were issued in connection with the March 2023 Private Placement.